                                                                    Exhibit 23.2

                         Independent Auditors' Consent

The Board of Directors
Evoke Communications, Inc.:

   We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                             /s/ KPMG LLP_________________

Boulder, Colorado

July 17, 2000

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